GUIDESTONE FUNDS

Supplement dated June 30, 2006

to

Prospectus dated April 28, 2006

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

At a quarterly Board meeting held on May 22 and 23, 2006, the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”) voted to terminate the sub-advisory agreement with Numeric Investors LLC (“Numeric”) on behalf of the Value Equity Fund (the “Fund”).

At such meeting, the Board approved on behalf of the Fund (1) a new sub-advisory agreement among Aronson+Johnson+Ortiz, LP (“AJO”), GuideStone Capital Management (the “Investment Adviser”) and the Trust, and (2) a new sub-advisory agreement among TCW Investment Management Company (“TCW”), the Investment Adviser and the Trust.

It is currently intended that a portion of the Fund will be managed by AJO and a portion of the Fund will be managed by TCW, each using its own value-oriented strategy seeking to outperform the Russell 1000® Value Index. AJO and TCW will replace Numeric as sub-advisers to the Fund. The Investment Adviser believes these sub-advisory changes increase the market capitalization of the Fund and shift assets of the Fund to actively managed value investment strategies that are complimentary to existing strategies within the Fund while maintaining the targeted range of risk level for the Fund. The investment objective, policies and restrictions of the Fund will not change. Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, LLC and Northern Trust Investments, N.A. will also continue to act as sub-advisers to the Fund.

Value Equity Fund. The fourth paragraph beginning on page 83 of the Prospectus should be deleted and replaced with the following:

Aronson+Johnson+Ortiz, LP (“AJO”), Philadelphia, Pennsylvania: AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. AJO currently manages $23.5 billion for 90 clients as of December 31, 2005. A team of four portfolio managers, Theodore R. Aronson, Kevin M. Johnson, Gina Marie N. Moore, and Martha E. Ortiz manages AJO’s portion of the Value Equity Fund. The team has been employed by AJO for the past five years. Mr. Aronson, Mr. Johnson, Ms. Moore and Ms. Ortiz are jointly and primarily responsible for the day-to-day operations of the Fund. Each team member has 100% discretion over the Fund.

TCW Investment Management Company (“TCW”), Los Angeles, California: Established in 1971, TCW’s primary business is the provision of investment management services. It specializes in the management of taxable and tax-exempt pools of capital for pension and profit sharing funds, retirement/health and welfare funds, public employee retirement funds, financial institutions, endowments and foundations as well as foreign investors. It also provides investment management services to individuals and manages a full line of no-load mutual funds. As of December 31, 2005, it had approximately $125 billion in assets under management. Diane Jaffee, CFA, Senior Portfolio Manager and Group Managing Director conducts the day-to-day management of the portion of the Fund’s portfolio assigned to TCW and has sole discretion over all buy/sell decisions. Ms. Jaffee has 24 years of experience and has been managing assets in the firm’s New York office for six of her 11 years with the firm.

Small Cap Equity Fund. The following should be inserted after the fifth paragraph entitled “TimesSquare Capital Management, LLC.” under the heading Small Cap Equity Fund on page 85 of the Prospectus:

TSCM has notified the Trust that, effective December 2007, Ms. Bockstein will be retiring from the firm.

International Equity Fund. The second paragraph on page 86 of the Prospectus should be deleted and replaced with the following:

Capital Guardian Trust Company (“CGTC”), Los Angeles, California: CGTC has been providing investment management services since 1968 and had approximately $156 billion in assets under management as of December 31, 2005. CGTC’s approach to investing is fundamental and research-driven. CGTC uses a multiple portfolio management system under which several portfolio managers each have investment discretion over its portion of the International Equity Fund. In addition, CGTC’s investment analysts may make investment decisions with respect to a portion of the portfolio. The portfolio management team consists of David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John Mant, Lionel Sauvage, Nilly Sikorsky and Rudolf Staehelin. Each portfolio manager is responsible for selecting international equities with respect to the portion of the portfolio he or she manages. However, two of the portfolio managers, Seung Kwak and John Mant, are limited to managing their portion of the portfolio primarily to Japan and Europe, respectively. Each portfolio manager has been with the firm for over five years, except Mr. Kwak who has been with the firm for three years. Prior to joining CGTC, Mr. Kwak was an investment professional at Zurich Scudder Investments for 17 years.

The second paragraph on page 87 of the Prospectus should be deleted and replaced with the following:

Oechsle International Advisors, LLC has notified the Trust that, effective June 30, 2006, Tina Oechsle Vasconcelles will be retiring from the firm.

Oechsle International Advisors, LLC (“Oechsle”), Boston, Massachusetts: Oechsle was formed and registered as an investment adviser with the SEC in October 1998. As of December 31, 2005, the firm managed approximately $15.2 billion in assets. Oechsle uses a team approach to manage its portion of the International Equity Fund. All of Oechsle’s portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock ideas. The portfolio managers primarily responsible for overseeing Oechsle’s management of its portion of the International Equity Fund are Anthony Leggett and Peter Sanborn. Mr. Leggett and Mr. Sanborn are Portfolio Managers/Research Analysts. Prior to joining the firm, Mr. Leggett spent 14 years at the College Retirement Equities Fund (CREF) focusing on European equities as a Portfolio Manager and as a Sector Analyst. Mr. Sanborn worked as a Senior Security Analyst for Jardine Fleming Securities in Tokyo, Japan before joining the firm in 1993. Mr. Sanborn’s research focus, as a member of Oechsle’s Investment Team, is for investments in Japan, Korea, Scandinavia and Taiwan as well as the technology and telecom sectors. Mr. Leggett’s research focus, as a member of Oechsle’s investment team, is for Switzerland, Belgium, the Netherlands, and Italy as well as the media and pharmaceuticals industries. Mr. Sanborn and Mr. Leggett both have final discretion over the day-to-day management of the Fund.

The sixth paragraph under the heading “Frequent Trading and Market Timing” on page 99 of the Prospectus should be deleted in its entirety and replaced with the following:

Although the Funds make efforts to monitor for frequent trading, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. However, each recordkeeper maintaining an omnibus account must either (1) agree to impose the Funds’ exchange limits, or similar limits, on the underlying shareholder accounts or (2) certify that it does not have the technical capability to impose the exchange limits. GuideStone Financial Resources has agreed to impose the exchange limits on all underlying shareholder accounts for which it serves as recordkeeper.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUIDESTONE FUNDS

Supplement dated June 30, 2006

to

Statement of Additional Information dated April 28, 2006

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Money Market Fund. The following paragraph should be inserted after the first paragraph under the heading Money Market Fund on page 37 of the SAI:

On February 15, 2006, BlackRock and Merrill Lynch announced that they have reached an agreement to merge with Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. This deal is pending regulatory approval and is expected to close by the end of the third quarter of this year.

Low-Duration Bond Fund. The following paragraph should be inserted after the first paragraph under the heading Low-Duration Bond Fund beginning on page 37 of the SAI:

On February 15, 2006, BlackRock and Merrill Lynch announced that they have reached an agreement to merge with Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. This deal is pending regulatory approval and is expected to close by the end of the third quarter of this year.

The Value Equity Fund. The paragraph entitled “Numeric Investors LLC” should be deleted in its entirety from the section describing Control Persons of Sub-Advisers for the Value Equity Fund on page 40 of the SAI and replace with the following:

Aronson+Johnson+Ortiz, LP (“AJO”), Philadelphia, Pennsylvania: Aronson+Johnson+Ortiz is wholly owned and operated by nine active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

TCW Investment Management Company (“TCW”), Los Angeles, California: TCW has been providing investment management services since 1971. The TCW Group principally includes the parent company, The TCW Group, Inc.; Trust Company of the West, an independent trust company chartered by the State of California; TCW Asset Management Company (TAMCO); and TCW Investment Management Company (TIMCO). TAMCO and TIMCO are investment advisors registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

The TCW Group is divided into three divisions for AIMR compliance purposes: the Marketable Securities Division; the Alternative Investments/Structured Products Division; and the Managed

Accounts Division. Only the Marketable Securities Division claims compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the US and Canadian version of the Global Investment Performance Standards (GIPS©).

The TCW Group, Inc. (“TCW”) is an indirect subsidiary of Société Générale, S.A. (“SG”) and a member of the SG Asset Management (“SGAM”) division. SGAM acquired an initial 51% equity interest in TCW in July, 2001. SGAM has since increased its equity ownership interest to approximately 75% as of December 31, 2005 and is expected to continue accreting ownership in the future through 2008. The original transaction planned for the recirculation of a 30% effective economic interest in TCW to motivate and retain key professionals on a continuous basis. The effective economic interests are made available through TCW’s use of Stock Option Plans, through which approximately 7.5% in effective economic interests has been allocated through December 31, 2005. As SGAM’s equity interest in TCW grows over time, more recirculation of the 30% effective economic interests will be made available for key employees. Although SG holds a majority ownership position, it does not exercise management authority or make investment decisions in the asset management divisions of TCW.

The Other Accounts Managed chart on page 44 of the SAI is amended to remove the horizontal row of information for Christopher Reed under the section entitled “Capital Guardian Trust Company.”

The Other Accounts Managed chart on page 46 of the SAI is amended to remove the horizontal row of information entitled “Numeric Investors LLC.”

The paragraph entitled “Numeric Investors LLC” under the heading Defined Contribution Pension Plan on page 58 of the SAI should be deleted in its entirety.

The paragraph entitled “Numeric Investors LLC” under the heading Appendix B - Proxy Voting beginning on page B-12 of the SAI should be deleted in its entirety.

The Other Accounts Managed chart beginning on page 44 of the SAI is amended to add the information in the table below under the sections entitled “Oechsle International Advisors, LLC” and “TCW Investment Management Company.”

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on
							the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Oechsle International Advisors, LLC* Anthony Leggett Peter Sanborn	N/A	N/A	N/A	N/A	15	$1,901	N/A	N/A	N/A	N/A	4	$416

TCW Investment Management Company Diane Jaffee, CFA	7	$3,208	9	$3,424	62	$4,194	N/A	N/A	3	$2,891	1	$527

*	The Sub-Adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.